 Investment Portfoliosas of November 30, 2022 (Unaudited)
DWS Multi-Asset Conservative Allocation Fund
	Shares	Value ($)

Equity — Equity Funds 27.6%
DWS Core Equity Fund "Institutional" (a)	236,083	7,089,560
DWS Emerging Markets Equity Fund "Institutional" (a)	104,494	1,788,935
DWS ESG Core Equity Fund "Institutional" (a)	328,858	5,932,605
DWS RREEF Global Infrastructure Fund "Institutional" (a)	41,647	694,673
DWS RREEF Real Estate Securities Fund "Institutional" (a)	85,902	1,718,038
DWS Small Cap Core Fund "S" (a)	30,542	1,349,650
Total Equity — Equity Funds (Cost $12,849,971)		18,573,461

Equity — Exchange-Traded Funds 7.9%
iShares Core MSCI Europe ETF	24,457	1,187,632
iShares MSCI Japan ETF	24,278	1,354,713
iShares MSCI Pacific ex Japan ETF	16,220	714,491
SPDR S&P Emerging Asia Pacific ETF	10,519	1,046,851
SPDR S&P Global Natural Resources ETF	5,850	354,393
Xtrackers MSCI Japan Hedged Equity ETF (b)	12,794	664,492
Total Equity — Exchange-Traded Funds (Cost $5,000,054)		5,322,572

Fixed Income — Bond Funds 5.4%
DWS Enhanced Commodity Strategy Fund "Institutional" (a)	105,556	652,334
DWS High Income Fund "Institutional" (a)	703,005	2,973,713
Total Fixed Income — Bond Funds (Cost $3,579,569)		3,626,047

Fixed Income — Exchange-Traded Funds 51.7%
iShares GNMA Bond ETF	213,840	9,451,728
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,500	2,963,400
iShares JP Morgan USD Emerging Markets Bond ETF	44,392	3,836,801
iShares U.S. Treasury Bond ETF	321,792	7,391,562
Vanguard Intermediate-Term Corporate Bond ETF	82,776	6,504,538
Vanguard Total International Bond ETF	96,013	4,709,438
Total Fixed Income — Exchange-Traded Funds (Cost $36,957,222)		34,857,467

	Principal Amount ($)	Value ($)

Short-Term U.S. Treasury Obligations 0.7%
U.S. Treasury Bills, 2.004% (c), 4/20/2023 (d) (Cost $461,376)	465,000	457,117

	Shares	Value ($)

Fixed Income — Money Market Funds 6.8%
DWS Central Cash Management Government Fund, 3.70% (a) (e), 1/1/2030 (Cost $4,605,638)	4,605,638	4,605,638

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $63,453,830)	100.1	67,442,302
Other Assets and Liabilities, Net	(0.1)	(41,766)
Net Assets	100.0	67,400,536

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated Underlying DWS Funds during the period ended November 30, 2022 are as follows:
Value ($) at 8/31/2022	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 11/30/2022	Value ($) at 11/30/2022
Exchange-Traded Funds 1.0%
Xtrackers MSCI Japan Hedged Equity ETF (b)
—	668,614	—	—	(4,122)	—	—	12,794	664,492
Equity — Equity Funds 27.6%
DWS Core Equity Fund “Institutional” (a)
7,906,034	344,723	1,466,900	553,516	(247,813)	18,323	—	236,083	7,089,560
DWS Emerging Markets Equity Fund “Institutional” (a)
1,376,567	388,700	—	—	23,668	—	—	104,494	1,788,935
DWS ESG Core Equity Fund “Institutional” (a)
6,298,439	—	652,699	7,122	279,743	—	—	328,858	5,932,605
DWS RREEF Global Infrastructure Fund “Institutional” (a)
701,159	2,076	—	—	(8,562)	2,076	—	41,647	694,673
DWS RREEF Real Estate Securities Fund “Institutional” (a)
1,802,768	8,860	—	—	(93,590)	8,860	—	85,902	1,718,038
DWS Small Cap Core Fund “S” (a)
1,414,139	—	111,100	7,749	38,862	—	—	30,542	1,349,650
Fixed Income — Bond Funds 5.4%
DWS Enhanced Commodity Strategy Fund “Institutional” (a)
755,999	430,582	259,100	(64,647)	(210,500)	234,683	—	105,556	652,334
DWS High Income Fund “Institutional” (a)
3,291,799	41,930	365,200	(21,483)	26,667	41,929	—	703,005	2,973,713
Fixed Income — Money Market Funds 6.8%
DWS Central Cash Management Government Fund, 3.70% (a) (e)
15,047,011	7,002,372	17,443,745	—	—	35,113	—	4,605,638	4,605,638
38,593,915	8,887,857	20,298,744	482,257	(195,647)	340,984	—	6,254,519	27,469,638

(a)	Affiliated fund managed by DWS Investment Management Americas, Inc.
(b)	Affiliated fund managed by DBX Advisors LLC.
(c)	Annualized yield at time of purchase; not a coupon rate.
(d)	At November 30, 2022, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(e)	The rate shown is the annualized seven-day yield at period end.

MSCI: Morgan Stanley Capital International
S&P: Standard & Poor's
SPDR: Standard & Poor's Depositary Receipt
At November 30, 2022, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
Euro Stoxx 50 Index	EUR	12/16/2022	5	187,785	206,299	18,514
Currency Abbreviation(s)

EUR	Euro

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of November 30, 2022 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Equity — Equity Funds	$18,573,461	$—	$—	$18,573,461
Equity — Exchange-Traded Funds	5,322,572	—	—	5,322,572
Fixed Income — Bond Funds	3,626,047	—	—	3,626,047
Fixed Income — Exchange-Traded Funds	34,857,467	—	—	34,857,467
Short- Term U.S. Treasury Obligations	—	457,117	—	457,117
Fixed Income — Money Market Funds	4,605,638	—	—	4,605,638
Derivatives (a)
Futures Contracts	18,514	—	—	18,514
Total	$67,003,699	$457,117	$—	$67,460,816

(a)	Derivatives include unrealized appreciation (depreciation) on open futures contracts.
Derivatives
The following table presents, by major type of derivative contract, the unrealized appreciation (depreciation) of the Fund's derivative instruments as of November 30, 2022 categorized by the primary underlying risk exposure.
Primary Underlying Risk Disclosure	Futures Contracts
Equity Contracts	$ 18,514
OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
DMACAT-PH1
R-080548-2 (1/25)